INCOME
                                                                          GROWTH
                                                                           TRUST

                               [GRAPHIC OMITTED]

          FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH


                                SEMIANNUAL REPORT
                     (Unaudited) and Investment Performance
                      Review for the Six-Month Period Ended
                                 March 31, 2000


                                     [LOGO]

                                    HERITAGE

                              -------------------
                                 Income-Growth
                                   Trust(TM)
                              -------------------

                                                                    May 23, 2000



Dear Shareholders:

I am pleased to provide you with the semiannual report for Heritage Income-Growth Trust (the "Fund") for the six-month period ended March 31, 2000. For this period, your Fund had a total return of +3.74%, +3.42%, +3.42% for Class A, Class B and Class C shares, respectively.*

Ending 1999 with record highs that continued into early 2000, the markets began to heed warnings from the Federal Reserve that higher interest rates were inevitable. Investors' steady migration from blue chip standards to hot tech stocks then slowed, as the technology sector experienced a degree of market correction. Consequently, a ripple effect was felt throughout the marketplace, as the tech-laden indexes became increasingly volatile.

As our portfolio managers Lou Kirschbaum and David Blount--who together have a total of 42 years market experience--discuss in their letter, historically the Heritage Income-Growth Trust has shown some of its best results during periods of market volatility. We have mentioned before the benefits of designing an investment portfolio that includes a variety of asset classes to best weather the ever-cyclical nature of the marketplace. Using their resources of research and market experience, managers Kirschbaum and Blount have selected portfolio holdings they believe will perform most effectively in a potentially volatile environment. Although markets are never predictable, we believe the design of this Fund is appropriate as a long-term investment and as a part of many investors' asset allocation programs.

Thank you for your continuing investment in Heritage Income-Growth Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.



                                        Sincerely,


                                        /s/ BRIAN C. LEE
                                        ----------------
                                        Brian C. Lee
                                        President


---------
 * These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

                                                                   May 22, 2000


Dear Fellow Shareholders:

The past six months ended March 31, 2000 produced plenty of thrills and spills as stock market sentiment careened through more ups and downs than the mighty Cyclone (the famous Coney Island roller coaster). The first half of the period (the December 1999 quarter) was driven by a breathtaking surge in the technology sector, as many of these inherently volatile stocks doubled and tripled in a euphoric millenium-ending rally. Participation in the market's rally broadened a little in the most recent three months, but once again it was the tech stocks in the lead.

Near the end of the March quarter, the technology component of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") swelled to an all-time high weighting (by market capitalization) of 35%. Few sectors in the stock market's history have accounted for as much as 30% of the index weighting. Perhaps reflecting this unusually intense concentration, many technology stocks began to wobble mid-way through March and came under heavy selling pressure as the second calendar quarter began.

It is not a coincidence that the Income-Growth Trust's relative performance, which was disappointing in both relative and absolute terms for the six-months covered by this report, began to improve as the period was ending and stepped up dramatically in the early innings of the June quarter. April and May are not the subject of this letter, but the Fund's improving trend of late is noteworthy, nonetheless, since it is when the market becomes turbulent that the Income-Growth Trust historically has achieved its most satisfactory results. Indeed, the Fund's Class A Shares percentile ranking by Lipper, Inc.* -- on the basis of 52-week trailing results in the equity income category -- moved up from the 84th percentile (183 out of 219 funds) at the end of September 1999, to the 51st percentile (112 out of 220 funds) on March 31, 2000 and improved further to the 32nd percentile (62 out of 218 funds) near the end of April 2000 (the most recent data available as we pen these comments).

In the six-months ending March 31st, the Fund's Class A Shares produced a positive total return of 3.74%**. This compared to the S&P 500's return of 17.5% (heavily influenced by the technology sector as noted above) and the 2.6% performance of the Value Line Composite average. The comparison to the Value Line average is meaningful, we think, because it is an unweighted index and, therefore, is not distorted by the tech group's extraordinary influence.

Securities that contributed positively to the Fund's performance in the past six months are a diverse lot, but the one thing they have in common is improving earnings growth prospects. The list includes American Express, General Electric, Marsh & McLennan among the bigger, more visible companies in the portfolio; Omnicom and Safeguard Scientifics are among the non-household names.

We highlight the pharmaceutical manufacturers as a group, which we singled out as a "lowlight" in our comments six months ago. We noted then that the stocks had underperformed even though the earnings results remained excellent, and that our intent was to stick with them. Recent strong performance seems to have justified our confidence in these stocks.

The portfolio's laggards were the interest rate sensitive securities, for the most part. Utilities generally performed poorly (with the exception of the Williams Companies, whose stock is driven by its rapidly growing telecommunications business), as one might expect in a rising interest rate environment. The same was true of financial stocks (other than American Express). We trimmed the portfolio's exposure in the utility and financial sectors as it became clearer that the interest rate trend will be unfavorable a while longer. There are good values being created here, however, and we stand ready to selectively increase our holdings in these solid, dividend paying stocks in the quarters ahead.

Food stocks, along with consumer staples in general, have been struggling because sales growth has been increasingly difficult to achieve. We have materially reduced our exposure in this sector, because we expect the underlying business environment will continue to be difficult here for some time to come.

In managing the Income-Growth Trust, we plan to continue along our recent course: that is, moderating the portfolio's interest rate sensitivity while increasing projected earnings growth. At the same time, we continue to emphasize rising dividends and discounted valuations in our investment selection process. Our objective is to enhance the portfolio's growth profile without sacrificing the Fund's inherent defensive posture. Our approach, which is rooted in sound fundamental analysis, has been productive in the past and we expect it will produce worthwhile results in the future.



Very Truly Yours,

/s/ LOU KIRSCHBAUM                        /s/ DAVID BLOUNT
------------------                        ----------------
Lou Kirschbaum                            David Blount
Senior Vice President                     Vice President
Eagle Asset Management, Inc.              Eagle Asset Management, Inc.
Portfolio Manager, Income-Growth Trust    Portfolio Manager, Income-Growth Trust

---------
* Lipper, Inc. performance rankings for Heritage Income-Growth Trust Class A Shares was based on 183 out of 219 equity income funds for the 52 week period ended September 30, 1999. Performance ranking for the 52 week period ending March 31, 2000 was based on 112 out of 220 equity income funds. For April 30, the 52 week performance ranking was based on 62 out of 218 equity income funds. The performance numbers used for the Fund did not take into account any front - or back - end sales charges. Past performance is no guarantee of future results.
** These returns are calculated without the imposition of front-end sales charges.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                       MARKET
    SHARES                                              VALUE
    ------                                          ------------
COMMON STOCKS--79.9%(a)
=======================
  AUTOMOTIVE--1.2%
  ---------------
  19,000   Ford Motor Company ....................   $  872,813
                                                     ----------
  BANKS--2.2%
  ---------------
  56,000   Mellon Financial Corporation ..........    1,652,000
                                                     ----------
  BEVERAGES--1.3%
  ---------------
  28,000   PepsiCo, Inc. .........................      967,750
                                                     ----------
  COMMUNICATION SERVICES--12.6%
  -----------------------------
  44,000   ALLtel Corporation ....................    2,774,750
  25,000   AT&T Corporation ......................    1,406,250
  45,000   GTE Corporation .......................    3,195,000
  30,000   SBC Communications, Inc. ..............    1,260,000
  11,500   US West Inc. ..........................      835,188
                                                     ----------
                                                      9,471,188
                                                     ----------
  COMMUNICATIONS EQUIPMENT--0.8%
  ------------------------------
   4,000   Motorola, Inc. (b) ....................      569,500
                                                     ----------
  COMPUTER EQUIPMENT--2.0%
  ------------------------
  12,500   Dell Computer Corporation * ...........      674,219
   2,500   Hewlett-Packard Company ...............      331,406
   4,000   International Business Machines
             Corporation .........................      472,000
                                                     ----------
                                                      1,477,625
  COMPUTER PERIPHERAL EQUIPMENT--3.0%
  -----------------------------------
  20,000   Cisco Systems, Inc. (b) * .............    1,546,250
   6,000   EMC Corporation * .....................      750,000
                                                     ----------
                                                      2,296,250
                                                     ----------
  ELECTRONIC EQUIPMENT--4.5%
  --------------------------
  22,100   General Electric Company ..............    3,429,643
                                                     ----------
  FINANCIAL INSTITUTIONS--3.5%
  ----------------------------
  12,000   American Express Company ..............    1,787,250
  18,600   Freddie Mac ...........................      821,887
                                                     ----------
                                                      2,609,137
  FOOD--4.0%
  ----------
  25,000   H.J. Heinz Company ....................      871,875
  60,000   Sysco Corporation .....................    2,141,250
                                                     ----------
                                                      3,013,125
                                                     ----------
  INSURANCE--2.5%
  ---------------
  12,000   Marsh & McLennan
             Companies, Inc. .....................    1,323,750
  20,000   SAFECO Corporation ....................      531,250
                                                     ----------
                                                      1,855,000
                                                     ----------
  LOGIC SEMICONDUCTORS--1.9%
  --------------------------
  11,000   Intel Corporation (b) .................    1,451,313
                                                     ----------
                                                   MARKET
    SHARES                                          VALUE
    ------                                      ------------
COMMON STOCKS (CONTINUED)
=========================
  MACHINERY--1.8%
  ---------------
  18,000   Deere & Company ...................   $  684,000
  30,000   Pall Corporation ..................      673,125
                                                 ----------
                                                  1,357,125
                                                 ----------
  MANUFACTURING INDUSTRIES--1.5%
  ------------------------------
  39,600   Harsco Corporation ................    1,145,925
                                                 ----------
  OIL & GAS--7.8%
  ---------------
  30,000   Atlantic Richfield Company ........    2,550,000
  32,000   Exxon Mobil Corporation ...........    2,490,000
  22,000   Santa Fe International
             Corporation .....................      814,000
                                                 ----------
                                                  5,854,000
                                                 ----------
  OTHER INVESTMENT COMPANIES--1.3%
  --------------------------------
  52,446   Security Capital Preferred
             Growth (c) ......................    1,001,201
                                                 ----------
  PHARMACEUTICAL--7.5%
  --------------------
  28,000   American Home Products
             Corporation .....................    1,501,500
  11,000   Bristol-Myers Squibb Company ......      635,250
  13,000   Merck & Company, Inc. .............      807,625
  16,000   Pharmacia & Upjohn, Inc. ..........      948,000
  22,000   Schering-Plough Corporation .......      808,500
  10,000   Warner-Lambert Company ............      975,000
                                                 ----------
                                                  5,675,875
                                                 ----------
  PRINTING & PUBLISHING--1.7%
  ---------------------------
  28,000   McGraw-Hill Companies, Inc. .......    1,274,000
                                                 ----------
  PROFESSIONAL SERVICES--3.8%
  ---------------------------
  31,000   Omnicom Group, Inc. ...............    2,896,563
                                                 ----------
  RETAIL STORES--4.5%
  -------------------
  65,000   Intimate Brands, Inc. .............    2,665,000
  12,900   Wal-Mart Stores, Inc. .............      715,950
                                                 ----------
                                                  3,380,950
  SOFTWARE--3.8%
  --------------
   7,500   Electronic Data Systems
           Corporation .......................      481,406
  15,000   Microsoft Corporation * ...........    1,593,750
  10,000   Oracle Corporation (b) * ..........      780,625
                                                 ----------
                                                  2,855,781
                                                 ----------
  TRANSPORTATION EQUIPMENT--1.5%
  ------------------------------
  22,000   Honeywell International Inc. ......    1,159,125
                                                 ----------
  UTILITIES--5.2%
  ---------------
  40,000   American Water Works
             Company, Inc. ...................      950,000
  27,400   NiSource Inc. .....................      462,375

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                              INVESTMENT PORTFOLIO
                                 MARCH 31, 2000
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

                                                     MARKET
     SHARES                                          VALUE
     ------                                      -------------
COMMON STOCKS (CONTINUED)
=========================
  UTILITIES (CONTINUED)
  ---------------------
  58,000     Williams Companies, Inc. ..........  $ 2,548,375
                                                  -----------
                                                    3,960,750
                                                  -----------
Total Common Stocks (cost $47,792,635).......      60,226,639
                                                  -----------

         PRINCIPAL                                 MARKET
           AMOUNT                                   VALUE
         ---------                              ------------
CONVERTIBLE BONDS--8.7%(a)
==========================
  AUTOMOTIVE--1.3%
  ----------------
$  1,000,000       Magna International, Inc.,
                     5.0%, 10/15/02 ..........   $  950,000
                                                 ----------
  COMPUTER EQUIPMENT--1.0%
  ------------------------
     250,000       Safeguard Scientifics Inc.,
                     5.0%, 06/15/06 ..........      752,500
                                                 ----------
  MEMORY & COMMODITY SEMICONDUCTORS--0.8%
  ---------------------------------------
     500,000       Cypress Semiconductor,
                     4.0%, 02/01/05 ..........      623,750
                                                 ----------
  MISCELLANEOUS SERVICES--1.9%
  ----------------------------
   1,800,000       Interim Services, Inc.,
                     4.5%, 06/01/05 ..........    1,437,750
                                                 ----------
  PHARMACEUTICAL--1.5%
  --------------------
     900,000       Alpharma Inc.,
                     3.0%, 06/01/06 ..........    1,144,125
                                                 ----------
  PROFESSIONAL SERVICES--0.6%
  ---------------------------
     500,000       Young & Rubicam Inc.,
                     3.0%, 01/15/05 ..........      462,500
                                                 ----------
  RETAIL STORES--1.6%
  -------------------
   1,250,000       Charming Shoppes Inc.,
                     7.5%, 7/15/06 ...........    1,171,875
                                                 ----------
Total Convertible Bonds (cost $5,987,255).....    6,542,500
                                                 ----------


                                                       MARKET
    SHARES                                              VALUE
    ------                                          ------------
CONVERTIBLE PREFERRED STOCKS--7.5% (a)
======================================
  BANKS--1.3%
  -----------
  20,000   Sovereign Bancorp, Inc., 7.5% .........  $ 975,000
                                                    ---------
  RESTAURANTS--2.6%
  -----------------
  42,000    Wendy's Financing, Series "A",
              5.0% ...............................  1,974,000
                                                    ---------
  UTILITIES--3.6%
  ---------------
  17,300    Houston Industries, Inc., 7.0%........  2,750,700
                                                    ---------

                                                       MARKET
    SHARES                                              VALUE
    ------                                          ------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
========================================
 Total Convertible Preferred Stocks
   (cost $4,093,989)......................    $ 5,699,700
                                              -----------
 Total Investment Portfolio excluding
   repurchase agreement and excluding
   covered call options written
   (cost $57,873,879) ....................     72,468,839
                                              -----------
REPURCHASE AGREEMENT--0.2%(a)
=============================
 Repurchase Agreement with State Street
 Bank and Trust Company, dated
 March 31, 2000 @ 6.05% to be
 repurchased at $116,019 on
 April 01, 2000, collateralized by
 $115,000 United States Treasury Notes,
 6.50% due November 15, 2026,
 (market value $124,138 including interest)
 (cost $116,000)..........................        116,000
                                              -----------
 TOTAL INVESTMENT PORTFOLIO EXCLUDING COVERED
   CALL OPTIONS WRITTEN
   (cost $57,989,879)(d), 96.3%(a)........     72,584,839
                                              -----------


                                                MARKET
       SHARES                                   VALUE
       ------                              ---------------
COVERED CALL OPTIONS WRITTEN--(0.3%)(a)*
========================================
   2,000      Motorola, Inc.,
                May 2000 @ 175 ..........         (9,500)
  10,000      Cisco Systems, Inc.
                April 2000 @ 70 .........        (88,750)
   5,500      Intel Corporation,
                April 2000 @ 130 ........        (48,125)
   5,000      Oracle Corporation,
                April 2000 @ 65 .........        (73,125)
   5,000      Oracle Corporation,
                April 2000 @ 75 .........        (36,875)
                                             -----------
 TOTAL COVERED CALL OPTIONS WRITTEN
  (premium received $196,093), (0.3%)(a)        (256,375)
 OTHER ASSETS AND LIABILITIES, net, 4.0% (a)   3,051,469
                                             -----------
 NET ASSETS, 100.0% .....................    $75,379,933
                                             ===========

----------
*   Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) A portion of these shares were held by the custodian in connection with covered call options written.
(c) Private placement securities are fair valued according to procedures adopted by the Board of Trustees.
(d) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $14,534,678 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $18,143,850 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,609,172.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
------
Investments, at market value (identified cost $57,873,879) (Note 1) .....................                $72,468,839
Repurchase agreement (identified cost $116,000) (Note 1) ................................                    116,000
Cash ....................................................................................                        205
Receivables:
 Investments sold .......................................................................                  5,038,082
 Fund shares sold .......................................................................                     27,551
 Dividends and interest .................................................................                    209,960
Deferred state qualification expenses (Note 1) ..........................................                     27,032
Prepaid insurance (Note 1) ..............................................................                     10,660
                                                                                                         -----------
    Total Assets ........................................................................                 77,898,329

LIABILITIES
-----------
Payables (Note 4)
 Investments purchased ..................................................................  $1,830,765
 Fund shares redeemed ...................................................................     288,572
 Accrued management fee .................................................................      57,953
 Accrued distribution fee ...............................................................      31,149
 Other accrued expenses .................................................................      53,582
Covered call options written, at market value (premiums received $196,093)
 (Notes 1 and 3). .......................................................................     256,375
                                                                                           ----------
    Total Liabilities ...................................................................                  2,518,396
                                                                                                         -----------
Net assets, at market value .............................................................                $75,379,933
                                                                                                         ===========
NET ASSETS
----------
Net assets consist of:
 Paid-in capital ........................................................................                $61,081,966
 Undistributed net investment income (Note 1) ...........................................                    395,754
 Accumulated net realized loss (Notes 1 and 5) ..........................................                   (632,465)
 Net unrealized appreciation on investments and covered call options written ............                 14,534,678
                                                                                                         -----------
Net assets, at market value ........................................................ ....                $75,379,933
                                                                                                         ===========
CLASS A SHARES
--------------
Net asset value and redemption price per share ($50,941,667 divided by
 3,317,628 shares of beneficial interest outstanding, no par value)
 (Notes 1 and 2) ........................................................................                $     15.35
                                                                                                         ===========
Maximum offering price per share (100/95.25 of $15.35 ) .................................                $     16.12
                                                                                                         ===========
CLASS B SHARES
--------------
Net asset value, offering price and redemption price per share ($5,375,657 divided by
 354,409 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) .......                $     15.17
                                                                                                         ===========
CLASS C SHARES
--------------
Net asset value, offering price and redemption price per share ($19,062,609 divided by 1,256,773 shares of beneficial interest outstanding, no par value)
 (Notes 1 and 2) ........................................................................                $     15.17
                                                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                            STATEMENT OF OPERATIONS
                 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------
Income:
 Dividends ....................................................................                  $1,084,678
 Interest .....................................................................                     204,748
                                                                                                 ----------
   Total income ...............................................................                   1,289,426
Expenses (Notes 1 and 4):
 Management fee ...............................................................    $323,290
 Distribution fee (Class A Shares) ............................................      70,682
 Distribution fee (Class B Shares) ............................................      32,662
 Distribution fee (Class C Shares) ............................................     115,661
 Custodian/Fund accounting fees ...............................................      34,495
 Shareholder servicing fees ...................................................      33,243
 Professional fees ............................................................      21,074
 State qualification expenses .................................................      14,500
 Reports to shareholders ......................................................       7,607
 Trustees' fees and expenses ..................................................       4,516
 Insurance ....................................................................       2,569
 Other ........................................................................         536
                                                                                   --------
   Total expenses .............................................................                     660,835
                                                                                                 ----------
Net investment income .........................................................                     628,591
                                                                                                 ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENT
------------------------------------------
Net realized gain from investment transactions ................................                     790,446
Net realized gain from covered call options written (Note 1) ..................                      68,530
Net unrealized appreciation of investments during the period ..................                   1,414,658
Net unrealized depreciation of covered call options written during the period .                     (60,282)
                                                                                                 ----------
  Net gain on investments .....................................................                   2,213,352
                                                                                                 ----------
  Net increase in net assets resulting from operations ........................                  $2,841,943
                                                                                                 ==========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE SIX-MONTH
                                                                                        PERIOD ENDED          FOR THE
                                                                                       MARCH 31, 2000        YEAR ENDED
                                                                                         (UNAUDITED)     SEPTEMBER 30, 1999
                                                                                     ================== ===================
Decrease in net assets:
Operations:
 Net Investment income .............................................................   $     628,591       $   2,033,169
 Net realized gain (loss) from investment transactions .............................         790,446          (1,229,509)
 Net realized gain (loss) from covered call options written ........................          68,530            (165,980)
 Net unrealized appreciation of investments during the period ......................       1,354,376           5,946,965
                                                                                       -------------       -------------
 Net increase in net assets resulting from operations ..............................       2,841,943           6,584,645
Distributions to shareholders from:
 Net investment income Class A Shares, ($ 0.15 and $0.33 per share, respectively) ..        (599,458)         (1,463,165)
 Net investment income Class B Shares, ($ 0.09 and $0.22 per share, respectively) ..         (43,931)           (108,120)
 Net investment income Class C Shares, ($ 0.09 and $0.22 per share, respectively) ..        (158,070)           (444,443)
 Net realized gains Class A Shares, ($0.62 per share) ..............................              --          (2,792,348)
 Net realized gains Class B Shares, ($0.62 per share) ..............................              --            (294,751)
 Net realized gains Class C Shares, ($0.62 per share) ..............................              --          (1,257,716)
Decrease in net assets from Fund share transactions (Note 2) .......................     (20,485,457)        (11,432,965)
                                                                                       -------------       -------------
Decrease in net assets .............................................................     (18,444,973)        (11,208,863)
Net assets, beginning of period ....................................................      93,824,906         105,033,769
                                                                                       -------------       -------------
Net assets, end of period (including undistributed net investment income of
 $395,754 and $568,622, respectively) ..............................................   $  75,379,933       $  93,824,906
                                                                                       =============       =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                         HERITAGE INCOME-GROWTH TRUST
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                 CLASS A SHARES
                                  ============================================================================
                                       FOR THE
                                      SIX-MONTH
                                       PERIOD                          FOR THE YEARS ENDED
                                        ENDED                             SEPTEMBER 30,
                                      MARCH 31,    ===========================================================
                                        2000*
                                     (UNAUDITED)      1999*       1998*       1997*        1996        1995
                                  ================ =========== =========== =========== =========== ===========
Net asset value, beginning of
 period .........................    $   14.95      $  14.99    $  16.65    $  14.67    $  12.56    $  11.33
                                     ---------      --------    --------    --------    --------    --------
Income from Investment
 Operations:
 Net investment income ..........         0.13          0.34        0.36        0.40        0.36        0.27
 Net realized and unrealized
  gain (loss) on
  investments ...................         0.42          0.57       (0.37)       3.45        2.35        1.79
                                     ---------      --------    --------    --------    --------    --------
 Total from investment
  Operations ....................         0.55          0.91       (0.01)       3.85        2.71        2.06
                                     ---------      --------    --------    --------    --------    --------
Less Distributions:
 Dividends from net
  investment income .............        (0.15)        (0.33)      (0.32)      (0.38)      (0.35)      (0.34)
 Distributions from net
  realized gains ................           --         (0.62)      (1.33)      (1.49)      (0.25)      (0.49)
                                     ---------      --------    --------    --------    --------    --------
 Total Distributions ....... ....        (0.15)        (0.95)      (1.65)      (1.87)      (0.60)      (0.83)
                                     ---------      --------    --------    --------    --------    --------
Net asset value, end of
 period .........................    $   15.35      $  14.95    $  14.99    $  16.65    $  14.67    $  12.56
                                     =========      ========    ========    ========    ========    ========
Total Return (%) (a) ............         3.74 (b)      6.14       (0.34)      29.45       22.26       19.57
Ratios (%)/ Supplemental
 Data:
 Operating expenses, net, to
  average daily net assets ......         1.27 (c)      1.27        1.29        1.34        1.51        1.64
 Net investment income to
  average daily net assets ......         1.71 (c)      2.19        2.24        2.65        2.66        4.63
 Portfolio turnover rate ........           37 (b)        46          66          75          75          42
 Net assets, end of period
  ($ millions) ..................           51            60          68          65          43          34



                                                 CLASS B SHARES*
                                  =============================================
                                      FOR THE
                                     SIX-MONTH
                                      PERIOD
                                       ENDED             SEPTEMBER 30,
                                     MARCH 31,   ==============================
                                       2000
                                    (UNAUDITED)      1999       1998/dagger/
                                  ============== =========== ==================
Net asset value, beginning of
 period .........................  $      14.76   $  14.82      $    15.62
                                   ------------   --------      ----------
Income from Investment
 Operations:
 Net investment income ..........          0.07       0.22            0.19
 Net realized and unrealized
  gain (loss) on
  investments ...................          0.43       0.56           (0.88)
                                   ------------   --------      ----------
 Total from investment
  Operations ....................          0.50       0.78           (0.69)
                                   ------------   --------      ----------
Less Distributions:
 Dividends from net
  investment income .............         (0.09)     (0.22)          (0.11)
 Distributions from net
  realized gains ................            --      (0.62)             --
                                   ------------   --------      ----------
 Total Distributions ....... ....         (0.09)     (0.84)          (0.11)
                                   ------------   --------      ----------
Net asset value, end of
 period .........................  $      15.17   $  14.76      $    14.82
                                   ============   ========      ==========
Total Return (%) (a) ............          3.42(b)    5.32           (4.50)(b)
Ratios (%)/ Supplemental
 Data:
 Operating expenses, net, to
  average daily net assets ......    2.03  (c)        2.02      2.04  (c)
 Net investment income to
  average daily net assets ......     .97  (c)        1.44      1.75  (c)
 Portfolio turnover rate ........      37  (b)          46        66
 Net assets, end of period
  ($ millions) ..................       5                7         6

                                                                    CLASS C SHARES
                                  ===================================================================================
                                      FOR THE
                                     SIX-MONTH
                                      PERIOD                             FOR THE YEARS ENDED
                                       ENDED                                SEPTEMBER 30,
                                     MARCH 31,   ====================================================================
                                       2000*
                                    (UNAUDITED)     1999*       1998*       1997*        1996     1995/double dagger/
                                  ============== =========== =========== =========== =========== ====================
Net asset value, beginning of
 period .........................  $      14.76   $  14.82    $  16.49    $  14.57    $  12.51       $      11.21
                                   ------------   --------    --------    --------    --------       ------------
Income from Investment
 Operations:
 Net investment income ..........          0.07       0.22        0.25        0.28        0.26               0.18
 Net realized and unrealized
  gain (loss) on
  investments ...................          0.43       0.56       (0.38)       3.43        2.34               1.28
                                   ------------   --------    --------    --------    --------       ------------
 Total from investment
  Operations ....................          0.50       0.78       (0.13)       3.71        2.60               1.46
                                   ------------   --------    --------    --------    --------       ------------
Less Distributions:
 Dividends from net
  investment income .............         (0.09)     (0.22)      (0.21)      (0.30)      (0.29)             (0.16)
 Distributions from net
  realized gains ................            --      (0.62)      (1.33)      (1.49)      (0.25)                --
                                   ------------   --------    --------    --------    --------       ------------
 Total Distributions ....... ....         (0.09)     (0.84)      (1.54)      (1.79)      (0.54)             (0.16)
                                   ------------   --------    --------    --------    --------       ------------
Net asset value, end of
 period .........................  $      15.17   $  14.76    $  14.82    $  16.49    $  14.57       $      12.51
                                   ============   ========    ========    ========    ========       ============
Total Return (%) (a) ............          3.42(b)    5.32       (1.08)      28.49       21.37              13.18(b)
Ratios (%)/ Supplemental
 Data:
 Operating expenses, net, to
  average daily net assets ......          2.03(c)    2.02        2.04        2.07        2.13               2.40(c)
 Net investment income to
  average daily net assets ......           .97(c)    1.44        1.51        1.87        2.05               4.61(c)
 Portfolio turnover rate ........            37(b)      46          66          75          75                 42
 Net assets, end of period
  ($ millions) ..................            19         26          31          21           6               0.2

-------
              * Per share amounts have been calculated using the average share method.
       /dagger/ For the period January 2, 1998 (commencement of Class B Shares)
                to September 30, 1998.
/double dagger/ For the period April 3, 1995 (commencement of Class C Shares)
                to September 30, 1995.
            (a) Does not reflect the imposition of a sales charge.
            (b) Not annualized.
            (c) Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Income-Growth Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is long-term total return by seeking, with approximately equal emphasis, current income and capital appreciation. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemption made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        SECURITY VALUATION: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the last bid and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believe would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

        REPURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price.

        FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

        DISTRIBUTION OF INCOME AND GAINS: Distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        EXPENSES: The Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian fees, distribution fee, etc., while other expenses such as insurance expense, is allocated proportionately among the other Heritage Mutual funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

        STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

        OPTIONS : When the Fund writes a covered call option, the Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. The amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last offering price on the principal exchange on which such option is traded.

--------------------------------------------------------------------------------
                          HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

        CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

Note 2: FUND SHARES. At March 31, 2000 there were an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A, B and C Shares of the Fund during the six-month period ended March 31, 2000 were as follows:

FOR THE SIX-MONTH PERIOD ENDED                    CLASS A SHARES                CLASS B SHARES                CLASS C SHARES
MARCH 31, 2000 (UNAUDITED)                ============================== ============================= =============================
                                              SHARES         AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT
                                          ============= ================ ============= =============== ============= ===============
       Shares sold . ....................      79,291    $   1,191,898        16,246    $    242,132        92,991    $  1,370,911
       Shares issued on reinvestment of
        distributions ...................      37,421          553,326         2,789          40,696         9,848         143,638
       Shares redeemed ..................    (823,892)     (12,293,775)     (160,718)     (2,375,487)     (631,161)     (9,358,796)
                                             --------    -------------      --------    ------------      --------    ------------
       Net decrease .....................    (707,180)   $ (10,548,551)     (141,683)   $ (2,092,659)     (528,322)   $ (7,844,247)
                                                         =============                  ============                  ============
       Shares outstanding:
        Beginning of period .............   4,024,808                        496,092                     1,785,095
                                            ---------                       --------                     ---------
        End of period ...................   3,317,628                        354,409                     1,256,773
                                            =========                       ========                     =========

        Transactions in Class A, B and C Shares of the Fund during the year ended September 30, 1999, were as follows:


                                                CLASS A SHARES                 CLASS B SHARES                 CLASS C SHARES
FOR THE YEAR ENDED SEPTEMBER 30, 1999  ================================ ============================= ==============================
                                            SHARES          AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT
                                       =============== ================ ============= =============== ============= ================
     Shares sold .....................       352,146    $   5,409,671       187,430    $   2,858,535      299,442    $   4,572,257
     Shares issued on reinvestment of
       distributions .................       262,944        3,959,739        25,683          381,864      110,089        1,634,529
     Shares redeemed .................    (1,124,477)     (17,366,124)     (154,048)      (2,357,700)    (688,824)     (10,525,736)
                                          ----------    -------------      --------    -------------     --------    -------------
     Net increase (decrease) .........      (509,387)   $  (7,996,714)       59,065    $     882,699     (279,293)   $  (4,318,950)
                                                        =============                  =============                 =============
     Shares outstanding:
      Beginning of year ..............     4,534,195                        437,027                     2,064,388
                                          ----------                       --------                     ---------
      End of year ....................     4,024,808                        496,092                     1,785,095
                                          ==========                       ========                     =========

--------------------------------------------------------------------------------
                         HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 3: PURCHASES AND SALES OF SECURITIES. . For the six-month period ended March 31, 2000, purchases and sales of investment securities (excluding repurchase agreements) aggregated $31,647,049 and $53,572,894, respectively. Agency brokerage commissions for the same period aggregated $91,849 of which $4,387 was paid to Raymond James & Associates, Inc.

        Transactions in covered call options written on equity securities were as follows:

                                                     NUMBER OF       PREMIUMS
                                                     CONTRACTS       RECEIVED
                                                    ===========   =============
         Outstanding September 30, 1999 ..........          --      $        0
           Written ...............................      58,000         399,542
           Closed ................................     (23,000)       (137,075)
           Exercised .............................     (12,500)        (66,374)
           Stock Splits ..........................       5,000              --
                                                       -------      ----------
         Outstanding March 31, 2000 ..............      27,500      $  196,093
                                                       =======      ==========

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT,
        FUND ACCOUNTING AND TRUSTEES FEES. Under the Fun's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets, and 0.60% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. Pursuant to the current registration statement dated January 3, 2000, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.35% of the Class A Shares average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of that classes' average daily net assets for the fiscal year ended September 30, 2000. Under these agreements, no fees were waived and no expenses were reimbursed for the six-month period ended March 31, 2000.

        The Manager has entered into an agreement with Eagle Asset Management, Inc. (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the six-month period ended March 31, 2000 the Subadviser earned $161,645 for subadviser fees, which were paid by the Manager.

        The Manager also is the Dividend Paying, Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $33,243 for Dividend Paying and Shareholder Servicing and $24,300 for Fund Accounting services of which $16,500 and $12,600 was payable as of March 31, 2000, respectively.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $21,868 in front-end sales charges for Class A Shares, $23,530 in contingent deferred sales charges for Class B Shares and $1,149 in contingent deferred sales charges for Class C Shares for the six-month period ended March 31, 2000. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee equal to .25% of the average daily net assets for Class A Shares. The Class B and Class C Share Distribution Plans provide for payments at an annual rate of up to 1.00% of average daily net assets for Class B and Class C Shares, respectively. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

--------------------------------------------------------------------------------
                         HERITAGE INCOME-GROWTH TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income Trust, and Heritage Series Trust, investment companies that are also advised by the Manager of the Trust (collectively called the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each portfolio in the Heritage mutual funds.

Note 5: FEDERAL INCOME TAXES. For the year ended September 30, 1999, to reflect reclassifications arising from permanent book/tax differences primarily attributable to distributions from Real Estate Investment Trusts, the Fund credited undistributed net investment income $119,329, and charged paid in capital $110,751 and accumulated net realized gain $8,578. The Fund has a net tax basis capital loss carryforward of $1,084,451, which may be applied against any realized net taxable gains until its expiration date of September 30, 2007.

HERITAGE FAMILY OF FUNDS(TM)

FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH


HERITAGE STOCK FUNDS
AGGRESSIVE GROWTH
CAPITAL APPRECIATION
GROWTH EQUITY
INCOME-GROWTH
INTERNATIONAL
MID CAP
SMALL CAP
TECHNOLOGY
VALUE EQUITY


HERITAGE BOND FUNDS
HIGH YIELD
INTERMEDIATE GOVERNMENT


HERITAGE MONEY MARKET FUNDS
MONEY MARKET
MUNICIPAL MONEY MARKET


We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

(C) 2000 Heritage Asset Management, Inc.

5.5M 03/00  [GRAPHIC OMITTED] Printed on recycled paper
AR5315-IG

[LOGO]  Heritage Income Growth Trust
        P.O. Box 33022
        St. Petersburg, FL  33733

--------------------------------------------------------------------------------
  ADDRESS SERVICE REQUESTED